Supplement dated July 13, 2026
to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses, each dated April 27, 2026, as supplemented, for:

C.M. Life Electrum SelectSM
Issued by C.M. Life Insurance Company

Strategic Group Variable Universal Life® II
Issued by Massachusetts Mutual Life Insurance Company

and the Prospectus and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual ElectrumSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 1, 2026, this supplement amends certain information in the above-referenced prospectuses. The information for the MML VIP Wellington Small Cap Growth Equity Fund in Appendix A of the prospectuses is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.94%(*)	7.34%	2.67%	10.59%

(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office:

Executive Group Life –Strategic Group Variable Universal Life® II	(800) 548-0073 8 a.m.–5 p.m. Eastern Time
Institutional Insurance – C.M. Life Electrum SelectSM	(800) 665-2654 8 a.m.–5 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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